PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  SEPTEMBER 30, 2014

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q3 2014

November 3, 2014

Dear Shareholder:

As this report is being written, there is a lot of confusion in the markets. There are a lot of trouble spots in the world right now, including Hong Kong, the Ukraine, Syria and Iraq, and this is reflected in the stock market. Also, the market has been climbing higher this year and last, so that stocks had relatively high valuations, which made them ripe for a correction. If you just look at the economic fundamentals in America, though, things look pretty good. The unemployment rate has dropped below 6% to 5.9%, and new jobs are being created at over 200,000 per month. Many stocks are moving sharply downward, but I think there may be some great buying opportunities presenting themselves.

New Team Member

Aida Diaz has joined us as a marketing associate. Prior to joining Parnassus, she worked for Apoyo Financiero as a customer service and loan executive, facilitating access to capital for the Latino community. She received her B.A. in business economics with a minor in Spanish and Spanish-American studies, and a master’s degree in business administration from Mills College.

Parnassus Survey

In the last two reports, I mentioned how I knew all of our shareholders by name 30 years ago, when I started the Parnassus Fund. In those days, we had only a few million dollars in assets, so communication was easy. Although there’s no way I can know each of you by name now, I would like to know more about you and why you chose the Parnassus Funds. You can help me to gain a better understanding of our shareholders by completing a survey that should take you no more than five minutes. Your answers will be completely anonymous and your privacy will be respected. To participate in the survey, please go to www.parnassus.com/survey.

Quarterly Reports

Enclosed you will find the quarterly reports for all our funds. I think you’ll find that they make for interesting and informative reading.

Finally, thank you for investing with us.

Yours truly,

Jerome L. Dodson

President

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of September 30, 2014, the net asset value (“NAV”) of the Parnassus Fund was $48.71, so the total return for the quarter was a loss of 1.74%. This compares to a gain of 1.13% for the S&P 500 Index (“S&P 500”) and a loss of 1.12% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, we lagged both our benchmarks.

For the year-to-date, the Fund is up 6.22%, compared to 8.34% for the S&P 500 and 5.29% for the Lipper average. We’re behind the S&P 500, but we’re ahead of the Lipper average.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. Although the Fund is behind the S&P 500 for the one-year period, we’re ahead of the Lipper average for that time span. Longer-term, the Fund is well ahead of both its benchmarks for all time periods.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Fund	15.70	28.23	15.96	9.45	0.86	0.86

S&P 500 Index	19.72	22.94	15.67	8.09	NA	NA

Lipper Multi-Cap Core Average	15.34	21.75	14.05	7.74	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Five companies hurt our quarterly performance the most, each slicing 20¢ or more off the NAV. We’re confident that four of the five are positioned to bounce back positively. We’ve lost confidence in one, so we’ve sold it.

The one that depressed the NAV the most was Ciena, a company that makes telecommunications equipment for optical networks. The stock dropped 22.8% from $21.66 to $16.72, cutting 47¢ off the value of each share. Last quarter, Ciena announced very strong earnings and a positive outlook for next year, but the company added that margins for the next quarter would be much lower, so earnings would be weaker. The stock fell on the news. Many stock-market investors have very short time-horizons, so they sell if the next quarter’s earnings look weak, even if the longer-term outlook is bright. In Ciena’s case, the company announced that it was negotiating a long-term deal with AT&T for optical equipment, and as part of the negotiations, Ciena gave AT&T a big discount that would be recognized in the next quarter. We took advantage of the weakness in the stock to add to our position, and we think that the stock should move much higher next year.

Genmark Diagnostics, a molecular diagnostic company, declined 28.2% from $13.53 to $9.72, where we sold the stock, subtracting 31¢ from the value of each share. The stock declined because the company delayed the launch of its new second generation diagnostic equipment by six months. Since this is the second time management has pushed back the launch date, we sold our shares, because we have no confidence in management and its ability to bring a product out on time.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

Two homebuilders contributed to our weak performance this quarter: D.R. Horton and PulteGroup. Horton cut 27¢ off the NAV, as its stock sank 16.5% from $24.58 to $20.52, while Pulte sliced 22¢ off the value of each Parnassus share, as it lost 12.4%, dropping from $20.16 to $17.66. After a strong housing market last year and into this year, things have slowed down. The slow economic recovery has retarded what should be a strong demand for housing after the recession. As the economy grows stronger and incomes increase, housing stocks should move higher.

As its name implies, Air Lease purchases aircraft and leases them to airlines, and its stock fell 15.8% from $38.58 to $32.50, slicing 23¢ off each fund share. Despite reporting quarterly earnings that exceeded expectations, the stock dropped in September, as interest rates rose on high-yield debt. Air Lease issues debt to finance its planes, and a rising cost of debt cuts into profits. Even though interest rates will probably rise in the future, 65% of the company’s debt is fixed-rate, and new leases will be priced to reflect the higher cost of debt. Increasing global travel driven by expansion of the middle class in emerging markets should outweigh the impact of higher interest rates and propel earnings higher.

Only two stocks added 20¢ or more to the NAV this quarter. The big winner was Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, with its stock jumping 28.4% from $82.91 to $106.45 for a gain of 29¢ for each fund share. Gilead’s hepatitis C drug, Sovaldi, had revenue of $3.5 billion during the June quarter, and continues to generate the fastest-known drug launch in history measured by sales. Gilead’s next-generation HIV therapy, TAF, showed promising results in two late-stage clinical studies. TAF patients not only reported superior HIV viral suppression, but also experienced stronger kidney function and less bone-density loss compared to patients on existing therapies. We are optimistic that TAF can get FDA approval in 2015.

InterMune, a biotechnology company focused on respiratory and fibrotic diseases, soared 64.4% from $44.35 to $72.93, adding 28¢ to each fund share. This occurred after Roche, the big Swiss pharma-

Parnassus Fund as of September 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

ceutical company, announced it would pay $8.3 billion to acquire InterMune for $74 per share. Roche paid a premium because of Esbriet, the company’s new blockbuster drug to treat idiopathic pulmonary fibrosis (IPF), a fatal lung disease. We sold our shares after the deal was announced, because the stock was fully-valued, and we did not think any higher bids would emerge.

Outlook and Strategy

(Note: This section represents the thoughts of Jerome L. Dodson and applies to the Parnassus Fund and the Parnassus Endeavor Fund. Other views appear with the reports on the other Funds.)

As this report is being written in October of 2014, the market looks weak. As I wrote in our last quarterly report, the market may have gotten ahead of itself, so the downward moves are probably a correction. Quite often, stock-market sell-offs come in September and October, so the current action seems to follow a typical pattern. Many years ago, I tried to take advantage of this seasonal pattern by selling a substantial part of the portfolio in late spring or early summer, then buying back stocks in late October. Unfortunately, it didn’t work as well as I had hoped. The market didn’t always follow a seasonal pattern, and too many random events confounded my strategy.

My results have been best if I focus on individual companies and buy them at prices well below what I calculate as their intrinsic value. In some ways, though, the seasonal pattern has an effect on what opportunities are in the market. If we

Quarterly Report • Q3 2014	PARNASSUS FUNDS

sell stocks that are fully-valued, it tends to happen when the market is strongest, quite often in the late spring and summer. When stocks move lower and present bargains, it often happens in September and October. A couple of months ago, I was having difficulty finding undervalued stocks to buy. Right now, the correction has brought some interesting opportunities. If one has patience and waits for stocks to drop into “buying range,” it provides a lot of opportunities. I think this is what is happening right now.

Of course, there’s no guarantee that a stock that goes down will come back right away. It can keep going down even after you buy it. It can stay below your cost for many years. Chances are, though, that if you buy a share in a good business, it will come back before too long.

Besides the seasonal factor, there are also a lot of international problems right now. In Asia, the Chinese economy seems to be slowing down, and the protests in Hong Kong will certainly have an effect on the economy. Violence continues in the Ukraine, and the Middle East is even worse with the rise of the Islamic State in Syria and Iraq. Developments in any of these trouble spots could have negative consequences for the American economy.

If we just focus on the American economy, though, things look pretty good. So far this year, we have averaged a net of over 200,000 new jobs per month, a strong number, and the unemployment rate has dropped to 5.9%. Also, the number of new job openings is very high, so this should mean more people working and incomes should move higher. These figures bode well for future economic activity. At this stage, government policy is very important, because the recovery is slow, wages are not rising very quickly and the Federal Reserve could hurt the recovery by raising interest rates. Fortunately, Janet Yellen seems inclined to keep interest rates low, since she has indicated that the recovery is still a weak one and there is no sign of strong inflation.

Right now, we have some cash in both the Parnassus Fund and the Parnassus Endeavor Fund, because of both stock sales and inflows of new investments. We’re looking for bargains, and if the weakness continues, we’ll probably be able to buy some more stocks at bargain prices.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2014, the NAV of the Parnassus Core Equity Fund-Investor Shares was $39.10. After taking dividends into account, the total return for the third quarter was a loss of 0.55%. This compares to a 1.13% gain for the S&P 500 Index (“S&P 500”) and a loss of 1.08% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first nine months of 2014, the Fund posted a return of 7.70%, which trails the 8.34% gain for the S&P 500, but exceeds the Lipper average’s 6.13% return.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2014.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Core Equity Fund Investor Shares	18.32	22.74	15.42	10.20	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	18.51	22.94	15.64	10.37	0.69	0.69

S&P 500 Index	19.72	22.94	15.67	8.09	NA	NA

Lipper Equity Income Fund Average	15.03	19.27	13.79	7.83	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.46%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Third Quarter Review

The Fund lost 0.55% for the quarter, falling short of the S&P 500’s return of 1.13%. Our sector allocations had a slightly positive impact on our performance, relative to the index. The largest positive allocation effect came from having minimal exposure to the worst performing sector in the index, energy. This decision contributed 39 basis points (a basis point is 1/100th of 1%) to our relative performance. Industrials underperformed the index for the quarter, so our significant overweight position in that group relative to the index hurt the Fund by 20 basis points.

While we believe stock selection is normally a source of strength for us, that unfortunately wasn’t the case this quarter. Our three biggest losers each trimmed 11¢ or more from the NAV. MDU Resources, an energy and construction materials company, fell 20.8% during the quarter to $27.81 from $35.10, and reduced the NAV by 18¢. While the company’s utility, pipeline and construction businesses reported good results during the third quarter, MDU’s exploration and production (E&P) segment had disappointing performance.

In mid-September, the company reported a major oil production shortfall in its Paradox Basin field. In an effort to increase production, MDU had previously implemented a new completion technology, including an artificial lift system. Unfortunately, the new system failed, leading to an unexpected downtime. As of this writing, MDU thinks it finally has resolved this issue by installing traditional rod pumping units at its Paradox Basin wells.

Energen, a Birmingham, Alabama-based producer of oil and gas, fell 18.7% during the quarter to $72.24 from $88.88, trimming the NAV by 15¢. Energen’s stock price retreated as oil prices

Quarterly Report • Q3 2014	PARNASSUS FUNDS

(West Texas Crude – WTI) fell 12% during the quarter from $106 to $94 per barrel. Despite the currently weak oil price environment, we are still optimistic about Energen’s long-term prospects. The company has a large, long-lived drilling inventory in the Texas Permian basin, which provides Energen a long runway to grow energy production.

Mondelez, a leading snacks company with iconic brands such as Oreo, Cadbury and Trident, shaved 11¢ off each Fund share, as its stock dropped 8.9% from $37.61 to $34.27. Management reduced its revenue guidance after the company made several execution mistakes that caused growth to slow overseas. We believe Mondelez is working through these issues and that sales will rebound, due to the company’s fast-growing product categories and end-markets. Meanwhile, the company is increasing its profit margin through overhead cost reductions and repurchasing more than $1 billion worth of its own shares.

Our three best stocks added at least 12¢ each to the NAV. Gilead Sciences was the Fund’s biggest winner. It climbed 28.4% during the quarter to $106.45 from $82.91 and boosted the NAV by 28¢. Gilead’s hepatitis C drug, Sovaldi, had revenues of $3.5 billion during the June quarter, increasing its record as the most successful drug launch in history, as measured by sales. In addition, Gilead’s next generation HIV therapy, TAF, showed promising results in two recent late-stage clinical studies. Specifically, TAF patients not only reported superior HIV viral suppression, but also experienced stronger kidney function and less bone density loss as compared to patients on existing therapies. We are optimistic that TAF will receive FDA approval in 2015, and be another growth driver for Gilead.

Apple had another strong quarter, as its stock rose 8.4% to $100.75 from $92.93 and increased the NAV by 16¢. The company sold more than 10 million iPhone 6 devices in the first weekend of the new product’s launch, which helped lift shares in the quarter. Apple is doing a fantastic job enhancing its device ecosystem, introducing new product categories and building a large and loyal customer base. Based on these attributes, we think Apple can continue to generate high levels of cash flow for many years to come.

eBay, the leading e-commerce and online payments player, rose 12.0% from our average cost of $50.57 to $56.63, for a gain of 12¢ per fund share. We bought the stock in July after it dropped primarily due to investor concerns regarding sales growth at its core eBay.com business. Another overhang at the time was the unexpected departure of the head of PayPal, which is a valuable subsidiary of eBay. When we bought the stock, the risk-reward seemed favorable due to the company’s sustainable competitive advantages, exposure to fast growing end-markets and reasonable valuation.

The stock jumped in late September when eBay announced plans to make PayPal an independent company in the second half of 2015. The spin-off should make it easier for PayPal to extend its payments platform to other marketplaces, such as Amazon and Alibaba, and thereby boost its growth prospects. Meanwhile, eBay’s core business should continue to benefit from the overall growth in e-commerce spending.

Outlook and Strategy

After an unusually quiet first half of the year, during which we didn’t add a new holding to the Fund, we finally found two new businesses worth adding to the portfolio in the third quarter. The first new holding is the aforementioned eBay. The second is Perrigo, a leading producer of over-the-counter (OTC) and generic prescription drugs. Perrigo’s strategy is designed to benefit from two powerful long-term trends: 1) an aging population that will increase drug usage over time, and 2) pressure from governments and consumers to reduce overall healthcare spending. These secular tailwinds, coupled with the company’s durable competitive advantages, give us confidence in Perrigo’s long-term business prospects.

Parnassus Core Equity Fund as of September 30, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

Owning shares of Perrigo fits into our overall investment strategy for the health care sector, which we consider to be a barbell approach. On one end of the barbell are Gilead and Allergan, two portfolio companies that market novel therapies for large patient populations. These companies invest heavily in scientific research, in an effort to develop highly-differentiated therapies. On the other end, we’re invested in companies that make healthcare more affordable, such as drugstore and pharmacy benefits manager (PBM) CVS Health. Perrigo fits into the second category, as its low-priced OTC and generic prescription drugs provide consumers with outcomes identical to those offered by expensive branded drugs.

We exited one holding during the quarter: C. H. Robinson, a logistics provider focused primarily on the North American trucking industry. This stock made a modest gain for the Fund in the two years that we owned it. We exited the position in September, due to concerns related to the long-term direction of the company’s competitive advantages. As a broker operating between shippers and freight carriers, Robinson has benefited for many years from its large network in North America and a superior technology platform. Our fear is that over time the company’s technology edge may erode, as other competitors invest heavily into their own capabilities. Of course, it’s possible that Robinson will maintain its dominance in the truck brokerage industry, but our conviction in this outcome is not high enough to justify owning the company’s shares.

At quarter-end, our portfolio is relatively defensively positioned. Compared to the S&P 500, the Fund is significantly underweighted in three highly cyclical sectors: financials, consumer discretionary and energy. Since these sectors tend to be especially weak in bear markets, these underweight positions should help protect your investment if stocks drop in the near-term. Given the duration and magnitude of the current bull market (the S&P 500 closed the quarter 191% above its March 2009 low), such a correction certainly wouldn’t surprise us.

Whether the stock market moves up or down for the remainder of 2014, we’re confident that our portfolio holdings will perform well over the long-term. Our companies have great business prospects, and we think they are trading at reasonable valuations. This is why we’re excited to be invested in the Parnassus Core Equity Fund along with you.

Thank you for your confidence in us,

Todd C. Ahlsten	Benjamin Allen
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: PARWX

As of September 30, 2014, the NAV of the Parnassus Endeavor Fund was $29.79, so the total return for the quarter was 1.36%. This compares to a gain of 1.13% for the S&P 500 Index (“S&P 500”) and a loss of 1.12% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, then, we edged out the S&P 500, and we were substantially ahead of the Lipper average.

For the year-to-date, the Parnassus Endeavor Fund is up 10.37% compared to 8.34% for the S&P 500 and 5.29% for the Lipper average. Below you will find a table that compares the Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods and for the period since inception on April 29, 2005. The Fund has had remarkable performance, beating both its benchmarks for each time period by a wide margin. I think this performance shows that companies that build great workplaces do very well as businesses.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Endeavor Fund	20.33	26.09	16.30	11.56	1.07	0.95

S&P 500 Index	19.72	22.94	15.67	8.07	NA	NA

Lipper Multi-Cap Core Average	15.34	21.75	14.05	7.65	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014 (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four companies each added 9¢ or more to the NAV, and only one company sliced more than 9¢ from the NAV. Unfortunately, that was a big slice. Ciena, a company that makes telecommunications equipment for optical networks, saw its stock drop 22.8% from $21.68 to $16.72, cutting 26¢ off the value of each fund share. Last quarter, Ciena announced very strong earnings and a positive outlook for next year, but the company added that margins for the next quarter would be much lower, so earnings would be weaker. The stock fell on the news. Many stock-market investors have very short time-horizons, so they sell if the next quarter’s earnings look weak, even if the longer-term outlook is bright. In Ciena’s case, the company announced that it was negotiating a long-term deal with AT&T for optical equipment, and as part of the negotiations, Ciena gave AT&T a big discount that would be recognized in the next quarter. We took advantage of the weakness in the stock to add to our position, and we think that the stock should move much higher next year.

The stock that helped the Fund the most was Gilead Sciences, a biotechnology firm that produces therapies for HIV and hepatitis C. The stock jumped 28.4% from $82.91 to $106.45 for a gain of 24¢ for each fund share. Gilead’s hepatitis C drug, Sovaldi, had revenue of $3.5 billion during the June quarter, and continues to generate the fastest-known drug launch in history measured by sales. Gilead’s next-generation HIV therapy, TAF, showed promising results in two late-stage clinical studies. Specifically, TAF patients not only reported superior HIV viral suppression, but also experienced stronger kidney function and less bone-density loss compared to existing therapies. We are optimistic that TAF can get FDA approval in 2015.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

Allergan is best known for developing Botox, but it also has a number of other pharmaceutical products. The stock rose 5.3% during the quarter from $169 to $178, and it added 12¢ to the NAV. The reason it made a nice contribution to the Fund on a relatively modest gain is that we added substantially to our position, when the stock dropped close to $150 during the period. Valeant, a rival pharmaceutical company, announced a hostile bid for Allergan with an offer price tied to the value of Valeant’s stock. Valeant missed earnings and its stock dropped, so Allergan’s shares also declined. Allergan’s shares rebounded later in the quarter, after the company agreed to set a date for a special shareholder meeting to consider Valeant’s offer and vote on replacing board members. We are holding onto our shares, because we believe Allergan will announce its own plan to create additional shareholder value, or Valeant’s offer price will increase even further. Either way, the stock should react positively.

Target Corporation, the Minneapolis-based discount retailer, climbed 8.2% from $57.95 to $62.68 for a contribution of 10¢ to the NAV. The stock price dipped into the 50’s this year, after a series of negative events including a hacker attack on the company’s credit card information, poor results from an expansion into Canada and the dismissal of the chief executive officer, Greg Steinhafel. The stock began to recover in August, after the board hired Brian Cornell, the respected former head of Pepsi’s Americas business, as the new chief executive officer. Despite all the difficulties, Target has a great franchise that sells innovative, quality products at bargain prices. We expect sales and earnings to improve under Mr. Cornell.

Lam Research is a global supplier of semiconductor-manufacturing equipment, and its stock rose 10.5% from $67.58 to $74.70 as it contributed 9¢ to each fund share. As the dimensions of semiconductors become smaller, they are much more difficult to manufacture, and this increases the demand for complex equipment to make the devices. Lam benefits from this trend, and it also is gaining market share as one of the two largest providers of manufacturing equipment.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Endeavor Fund as of September 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: PARMX

As of September 30, 2014, the net asset value per share (“NAV”) of the Parnassus Mid Cap Fund was $26.12, so the total return for the quarter was a loss of 2.57%. This compares to a loss of 1.66% for the Russell Midcap Index (“Russell”) and a loss of 1.12% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”).

For the year-to-date, we are behind both the Russell and the Lipper average, as we have gained 4.06%, compared to 6.87% for the Russell and 5.29% for the Lipper average. We’re disappointed that the Fund has lagged so far this year, but we’re confident that our portfolio of high-quality stocks is positioned to outperform its benchmarks over the long-run.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. We are trailing our benchmarks over the one- and three-year periods, but in the longer-term periods, the Fund is ahead of its Lipper peers.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Mid Cap Fund	12.13	21.31	16.13	9.11	1.14	1.14

Russell Midcap Index	15.83	23.79	17.19	9.91	NA	NA

Lipper Multi-Cap Core Average	15.34	21.75	14.05	7.65	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Third Quarter Review

After eight straight quarters of gains, mid-cap stocks took a breather during the third quarter, falling 1.66%. Geopolitical events, including the ongoing conflicts in Ukraine and the Middle East, weighed on stocks. Investors also flinched when the Fed appeared closer to raising interest rates, since higher rates usually put the brakes on economic growth.

The Fund trailed the Russell by 91 basis points (a basis point is 1/100th of 1%) and the Lipper average by 145 basis points. Since the Fund invests in higher quality businesses than its benchmarks, it tends to outperform when the Russell goes down. So, what happened this quarter? When the market went down in the months of July and September, the Fund performed as expected, falling less than the Russell. This was especially true in September, when the Fund dropped 2.3% versus a loss of 3.3% for the Russell. However, in August, when the market surged 4.8%, the Fund rose only 2.5%. Unfortunately, we had three large losers that held back performance that month. We’ll talk about these companies in the next section.

We owned more industrial and utilities stocks than the Russell during the quarter. Since these sectors underperformed the overall index, this allocation cost us 53 basis points. Making matters worse, the industrial and utilities stocks that we owned underperformed their sector peers, costing the Fund an additional 133 basis points. Thankfully, our stock picks in the financial sector added 153 basis points to our return.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

Company Analysis

Three stocks each reduced the Fund’s NAV by more than 12¢ in the quarter. The stock that hurt us the most was North Dakota-based MDU Resources. This diversified company, which owns energy, utility and construction materials businesses, slid 20.8% from $35.10 to $27.81, reducing the NAV by 18¢. Although the company’s utility and construction businesses reported healthy results during the quarter, MDU’s exploration and production (E&P) business performed poorly. This unit experienced operational issues in its Paradox Basin field, causing a significant production shortfall. After spending a couple of days with management at the MDU Analyst Day, we feel confident that management is addressing the issue. We are also excited about the company’s overall growth drivers, including a significant backlog of construction projects, new pipeline expansions and long-life oil assets.

Another big loser was Insperity, a provider of human-resource services to small- and mid-sized businesses. The stock sank 17.2% from $33.00 to $27.34, slicing 15¢ from each fund share. The shares fell after management reduced financial guidance, because it is seeing more price competition and higher insurance costs in its core service offering. We still like the stock, because the company offers more competitively-priced health care options than those on the Affordable Care Act exchanges. There are also a lot of opportunities for expense reduction, and the shares are trading at a bargain price.

MRC Global, a leading “one-stop” global distributor of pipes, valves and fittings used by industrial, utility and energy companies, took 12¢ from each fund share, as its stock dropped 17.6% from $28.29 to $23.32. The stock fell, because the company sold a greater percentage of its less profitable pipe and tubular products during the quarter. We expect margins to improve, as the revenue mix shifts to higher margin products and line-pipe pricing improves. We see significant upside in

Parnassus Mid Cap Fund as of September 30, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

the stock, as MRC benefits from the build-out of North American energy infrastructure, international expansion and further consolidation.

Our biggest winner was SEI Investments. Shares of this asset-manager and investment-technology solutions-provider jumped 10.3% from $32.77 to $36.16, increasing the Fund’s NAV by 9¢. The stock surged in late July after management reported improved margin results in its core Private Banking and Trust segment (PB&T). This business has been under pressure for years, as the company invested heavily in a new technology platform called the SEI Wealth Platform. Now that the investment period is nearing completion, and clients are signing up for the improved technology, earnings expectations are rising. We increased our position size during the quarter, because we believe margins in the PB&T segment can improve a lot more over the coming years.

Cardinal Health, a leading pharmaceutical distribution company, climbed 9.3% from $68.56 to $74.92, for an increase of 6¢ to the NAV. The company reported better than expected earnings, driven by robust pharmaceutical sales, due to increased volumes and pricing across branded and generic drugs. Investor sentiment rose further after the company formally announced a joint venture with CVS Health to form the largest generic drug sourcing entity in the United States. We believe the accretive CVS joint venture, robust demand for generic and pharmaceutical drugs and further margin expansion will boost earnings over the next several years.

Charles Schwab, the San Francisco-based bank and brokerage firm, rose 9.1% from $26.93 to $29.39, adding 5¢ to the NAV. The stock rallied on investor expectations that short-term interest rates may begin to rise as soon as 2015. Under a normalized rate environment, Schwab would earn a much better return on its banking assets, money market funds and margin loans to brokerage clients. These business lines are so important to Schwab, that their recovery to full strength would cause corporate earnings to more than double from current levels.

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Outlook and Strategy

The Russell is up an impressive 283.4% since its March of 2009 low and is only a few percentage points below its multi-year high made in September of 2014. Stocks are a lot more expensive than they were a few years ago, and investors are jittery given geopolitical tensions around the world and the threat of rising interest rates in the U.S. Given this backdrop, we remain cautious.

Compared to the Russell, the Fund is significantly underweighted relative to the index in the highly cyclical consumer discretionary and financials sectors. Our largest concentration of stocks at the end of the quarter was in the industrial and technology sectors. Although these sectors are also typically more economically sensitive, many of our portfolio companies have a high degree of recurring revenue, significant cash flow generation and low debt, which helps mitigate downside risks.

We’re excited about the health care sector, where we see major secular tailwinds due to an aging population and more affordable health care products and services. We initiated a new position in Perrigo, one of the world’s largest manufacturers of private label, over-the-counter drugs in categories such as cough/cold, analgesics and smoking cessation. The company has carved out a wide moat, due to its scale and deep customer relationships. Perrigo’s supply chain is tightly integrated with customers such as Rite Aid Pharmacy and CVS Pharmacy, making it difficult for them to switch to other suppliers. Stringent regulatory requirements for product performance and reliability also create significant barriers for new entrants into the market. The stock dropped over the summer after a weaker-than-expected cough, cold and flu season hurt the company’s earnings results. We viewed this as great buying opportunity to own a durable franchise with strong growth prospects, solid free cash flow generation and an attractive valuation.

We also added to our position in Motorola Solutions (MSI), a provider of communications equipment and software. MSI has a great business with a dominant position in the U.S. market for public safety radios. The company has built an excellent reputation over many years, and its position is difficult to replicate, given its quality research and development and customers’ high switching costs. We expect that LTE technology will enable a whole new generation of public safety devices over the next few years, which will create a new revenue stream for the company. We also expect the company’s returns on capital to improve once the pending divestiture of its commoditized Enterprise business is completed.

We continue to believe that our strategy of focusing on businesses that are increasingly relevant, competitively advantaged, well-managed and attractively valued will lead to outperformance in the long-run.

Thank you for your investment in the Parnassus Mid Cap Fund,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS SMALL CAP FUND

Ticker: PARSX

As of September 30, 2014, the NAV of the Parnassus Small Cap Fund was $26.76, so the total return for the second quarter was a loss of 8.33%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) declined 7.36%, and the Lipper Small Cap Core Average, which represents the average return of the small cap core funds followed by Lipper (“Lipper average”), declined 6.73%. For the quarter, the Fund underperformed both the Russell 2000 and the Lipper average.

Year-to-date, the Fund is trailing both indices, down 6.83%, compared to down 4.41% for the Russell 2000 and down 3.05% for the Lipper average. Below is a table comparing the Parnassus Small Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods ended September 30, 2014 and the period since inception.

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Small Cap Fund	1.80	16.10	11.15	8.79	1.20	1.20

Russell 2000 Index	3.93	21.26	14.29	8.50	NA	NA

Lipper Small-Cap Core Average	5.73	20.51	13.91	8.34	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014 (as Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets of the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

Five companies cost the fund 20¢ or more. The worst performer was Energy XXI, an independent oil and gas producer in the Gulf of Mexico, which plunged 52.0% from $23.63 to $11.35, for a loss of 86¢ per share. The company recently acquired its rival, EPL Oil and Gas, and although we expect significant synergies and higher production from the combined company, the stock sank after management provided weak production guidance. Investor concerns over the company’s debt from the EPL acquisition, as well as a 13% decline in crude oil price during the quarter, weighed heavily on the stock. Despite these headwinds, we’re optimistic that the company will quickly sell off non-core EPL assets and use the proceeds to pay down debt.

MRC Global, the largest distributor of valves to the U.S. energy sector, declined 17.6%, from $28.29 to $23.32, creating a loss of 27¢ per fund share. The crude oil price decline caused customers to pull back on energy infrastructure spending. Management has decided to pursue new customers through low-margin sales of line pipe, with the hope of eventually selling higher-margin products to these customers, once energy infrastructure spending rebounds. We are holding our stock, because we believe the company is well positioned, as one of two dominant valve distributors, to benefit from long-term growth in oil and gas production in North America.

Regal-Beloit, a leader in energy-efficient motors, sank 18.2%, from $78.56 to $64.25, cutting 21¢ off of each fund share. Regal-Beloit’s industrial segment underperformed, because irrigation and refrigeration customers purchased fewer motors, due to the slow-growth economy. Additionally, sales of the company’s residential air conditioner motors have not improved significantly because home construction remains muted. We are holding our shares, because we believe industrial

Quarterly Report • Q3 2014	PARNASSUS FUNDS

customers to spend more over time, and we expect the air conditioner segment will benefit from stricter energy efficiency requirements.

Genmark Diagnostics, a molecular diagnostics company, fell 33.7% from $13.53 to $8.97, slicing 21¢ off the NAV. The stock declined because management delayed the launch of its 2nd generation diagnostics equipment by six months. We are holding our position, because we believe Genmark’s superior technology and large addressable market should lead to many years of growth.

Shares of Air Lease, a company that purchases aircraft and leases them to airlines, fell 15.8% from $38.58 to $32.50, slicing 20¢ from each fund share. The stock dropped in September as interest rates rose on high-yield debt. Air Lease issues debt to finance its planes, and a rising cost of debt reduces the company’s profitability. However, we believe investors are over-reacting to the rise in interest rates, as 65% of Air Lease’s debt is fixed-rate, and new leases will be priced to reflect the higher cost of debt. We believe that the secular tailwind of increasing global air traffic, which is being driven by the expansion of the middle class in emerging markets, will outweigh the impacts of higher interest rates and propel earnings higher.

Thankfully, we had two stocks that added 11¢ or more to the Fund. For the second quarter in a row, Blount International, the largest manufacturer of saw chains, was a winner, increasing 7.2%, from $14.11 to 15.13, while adding 12¢ to the NAV. Customer demand is finally improving, which is leading to higher margins, as utilization at its manufacturing facilities improves. Additionally, investors applauded the company’s announcement of its first share repurchase program.

VCA, the largest veterinary clinic and diagnostic-testing company in the country, jumped 12.1%, from $35.09 to $39.33, contributing 11¢ to each fund share. Revenue growth accelerated during the quarter, as consumers are once again spending on pet health after pausing during the recession. Management also impressed shareholders with an aggressive share buyback. We trimmed our position size as the stock increased from $30 in May to $42 in September, but we continue to hold a core position, catching the tailwind of rising long-term pet spending.

Outlook and Strategy

Geopolitical uncertainty in Ukraine and the Middle East, an Ebola outbreak in Africa, and concerns that China’s economy is slowing, led to a 7% decline in the Russell 2000. However, the good news is that U.S. corporate earnings remain strong.

Parnassus Small Cap Fund as of September 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

The U.S. economy continues to gather steam, demonstrated by the fact that the unemployment rate fell below 6% for the first time since 2008. Automobile sales remain an area of strength, which helps our investments in Gentex, Group 1 Automotive and Harman International. However, the housing sector remains stubbornly weak, which is a headwind for our investments in First American Financial and Essent Group, and, to a lesser degree, our bank investments: First Horizon National and TCF Financial.

One question we have received since I took over the Fund is why do we have such a large overweight position in the industrials sector relative to the index? At the end of the quarter, our industrials exposure was 30%, versus the index at 14%. The answer is that the industrial sector, as categorized by GICS (Global Industry Classification Standard), is a bit of a catch-all sector for companies that don’t fit neatly into the other GICS sectors.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

When we look at our industrials exposure from a risk management standpoint, we view Blount International, Graco and Regal-Beloit as true industrials. Combined, they represented 9.7% of the Fund. We view MRC Global, a distributor of valves to the energy sector, and Thermon Group, a manufacturer of heat-tracing primarily for the energy sector, as energy investments; combined, they represented 7.9% of the Fund. We view Insperity, a service provider of payroll and human resources, Iron Mountain, a document storage provider, and UTi Worldwide, a supply chain services provider, as business services; combined they represent 10.4% of the Fund. Finally, we view Air Lease, an airplane leasing company which represents 4.1% of the Fund, as a financial. So, while we’re overweighted in industrials relative to the index, we believe that our holdings are diversified and not overly exposed to any one particular industry.

Another question we often get is why we have not increased the number of positions we hold—we’re still at 34 positions, as we were at the end of 2013. Two factors are driving this: the first is valuations have been stretched for most of 2014. This has reduced the number of holdings across multiple Parnassus Funds: our Parnassus Endeavor Fund only has 32 positions, while our Parnassus Mid Cap Fund only has 37 positions. The second factor is that several of our companies have been acquired: at the end of Q2, Micros announced it was being acquired by Oracle, and during Q3, Compuware announced it was being acquired by a private equity firm. So, although we’ve added new positions to the portfolio this year, the total hasn’t changed.

Thank you for your investment,

Ryan Wilsey

Portfolio Manager

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of September 30, 2014, the NAV of the Parnassus Asia Fund was $16.75, so the total return for the quarter was a loss of 3.40%. This compares to a loss of 2.74% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 1.35% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). The primary reason for our underperformance was a short-seller’s attack on one of our portfolio companies, which we will discuss in the next section.

On a longer-term basis, the Parnassus Asia Fund is well ahead of both its benchmarks. For the year-to-date, the Fund is up 6.89%, compared to 1.81% for the MSCI Index and 3.00% for the Lipper average. Below, you will find a table that compares the Parnassus Asia Fund with the MSCI Index and the Lipper average for the one-year period and for the period since inception on April 30, 2013. You will notice that we are ahead of both benchmarks for both time periods. In fact, for the one-year period, the Fund finished third of 59 funds and first of the 58 Pacific Region funds followed by Lipper for the period since inception.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Asia Fund	10.56	8.10	5.08	1.25

MSCI AC Asia Pacific Index	4.28	2.40	NA	NA

Lipper Asia Pacific Region Average	5.33	1.45	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four companies each sliced 6¢ or more off the NAV during the quarter. 21Vianet, the largest private provider of Internet data centers in China, saw its stock collapse, sinking 39.9% from $29.97 to $18.00 for a loss of 20¢ for each fund share. The loss on this one stock alone lowered the return of the Fund for the quarter by almost 1.2%. So, if the Fund had not suffered that loss, we would have been down only about 2.2% (instead of 3.4%).

On September 10, Trinity Research, a short-selling firm, issued a report alleging fraud by 21Vianet including falsifying financial statements and operating metrics. Trinity said the company overstated revenue and cash flow and used frequent financings and acquisitions to cover up the fraud, including purchasing of shell companies with no assets to pump up revenue. The company denied all the charges, but was very vague with its denials. It was unable to effectively counter Trinity’s charges, so there are a lot of doubts about the company.

This development puts us in a difficult position. We rely on public accounting firms to certify financial statements, and if the statements are wrong, our analysis can be wrong. We’re certain that 21Vianet has a real business and operates many data centers in China, but we can’t be sure if the financial statements are accurate or if the company has been exaggerating its growth. There will undoubtedly be lawsuits and investigations and NASDAQ may even de-list the stock. For all these reasons, we sold the stock in early October. Although the drop during the quarter was

PARNASSUS FUNDS	Quarterly Report • Q3 2014

substantial, the loss over our holding period was relatively modest (we paid an average of $18.97 a share and we sold at an average price of $18.96), so we only lost a penny a share.

Biostime International Holdings, a Chinese distributor of foreign-made infant formula, sank 39.9% from $5.54 to $3.33 where we sold it for a loss of 9¢ for each fund share. The company announced that it would stop selling in stores, and instead, pursue higher growth through e-commerce. This will erode the company’s margins, because of intense price competition online. Customer loyalty would also be challenged, since professional advice in stores was part of the company’s unique shopping experience. Separately, the number of couples filing to have a second child in China came in below expectations, suggesting slower future growth in the market.

Samsung Electronics reduced the NAV by 8¢, as its stock dropped 14.4% from $1,306 to $1,118. The South Korean consumer electronics giant ranks first in sales of mobile phones worldwide and second (behind Intel) in semiconductors. Margins in Samsung’s mobile devices division have been declining due to the anticipated introduction of the iPhone 6 and intense competition with Chinese rivals in the low- and mid-priced smartphone markets. Despite these headwinds, Samsung maintains strong distribution in both developed and developing markets, leaving it well-positioned for new product launches. Samsung has healthy cash flow and a rock-solid balance sheet, so we think the stock price will recover.

TOTO, the Japanese maker of high-end plumbing fixtures, cut 6¢ off the value of each fund share, as its stock dropped 18.4% from $13.49 to $11.00 a share. For nearly 100 years, the company has produced toilets, faucets, and other sanitary earthenware that incorporate cutting edge technology. TOTO’s reputation for quality has translated into strong brand equity with over 70% market-share in Japan. The expected recovery in domestic remodeling has been slow to materialize, due to April’s consumption tax hike, stagnant wages and worker shortages in construction. Production trouble with a new kitchen product also led to a suspension of orders that weighed heavily on sales. Production has since resumed, however, and remodels should rebound, helping to stabilize the stock price.

Three companies each contributed 6¢ or more to the NAV of the Fund. SITC International Holdings added 7¢ to the Fund’s NAV, as its stock rose 19.4% from 41¢ to 49¢. The Hong Kong-based shipping and logistics company has 47 service routes, connecting 45 major ports across ten countries within the Asian region. Its logistics arm is also strategically diversified between sea-freight logistics and land-based logistics, which help to dampen its exposure to swings in any one country’s business cycle. SITC’s distinctive business model proved its resiliency in the current quarter. Although China’s economy continued to slow, SITC launched new vessels and opened new service lines to other parts of Asia, lifting volume, revenue and profit.

Parnassus Asia Fund as of September 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Lenovo boosted the value of each fund share by 6¢, as its stock price moved 9% higher from $1.37 to $1.49. (We own the Hong Kong-listed shares, which are more liquid, as opposed to the U.S.-listed ADR’s.) The maker of personal computers (PC’s) and other technology products is the biggest brand in China, and last year surpassed Hewlett-Packard as the largest PC manufacturer in the world. Earlier this year, Lenovo purchased IBM’s low-end server business, as well as portions of Motorola Mobility from Google, so that it can begin selling smartphones in the United States. Investors liked both acquisitions and pushed the stock higher.

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Alibaba Group also added 6¢ to the NAV, as its stock price soared 30.7% from an IPO price of $68 to $88.85 at quarter-end. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume, which at $296 billion, exceeds that of Amazon and eBay combined. The company’s three marketplaces – Taobao, China’s largest online shopping site, Tmall, China’s largest third-party platform for brands and retailers, and Jujuasuan, China’s most popular group-buying site – form the pillars of Alibaba’s ecosystem and its formidable competitive advantage. The company’s 279 million active buyers represent about half of all Internet users in China. Whether an established international brand or a small business in rural China, sellers who want to reach a large number of Chinese consumers choose Alibaba, making it the go-to destination for buyers.

Before Alibaba came public in the last quarter, we had to think about a number of issues. First of all, there is weighted voting, so management controls the company and does not need shareholder consent. Normally, we don’t like this kind of arrangement. Second, the corporate structure is such that it works around the Chinese law that prevents foreign ownership. There is some slight chance that the Chinese government could declare the arrangement illegal and seize the corporate assets. Despite this possibility, we considered it highly unlikely that the government would do that.

There are two factors that made us overcome our reservations and participate in this historic initial public offering. First, we like the social purpose that Alibaba provides in helping small Chinese businesses to access the market. Second, Alibaba is such a major economic force that we thought it was important for an Asian investment fund to include Alibaba in its portfolio.

Parnassus Asia Fund as of September 30, 2014 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian Companies.

Outlook and Strategy

There are many factors that affect the returns of an Asian investment fund: exchange rate movements, country exposure, sector allocation and individual stock performance. We can’t control exchange rate movements, but we can decide which stocks to buy in which industries and in which countries. In general, the individual stock is the most important factor, but even if you pick a stock that moves higher, currency movements can negate any gain. For example, last quarter, the Nikkei Index of Japanese stocks rose 7%, but the Japanese stocks in our portfolio were flat-to-down, because the yen weakened 8% against the dollar. In other words, the 7% gain in Japanese stocks was completely wiped out, because when you convert the yen into dollars, they’re worth 8% less. When we report our financial results to you, it’s all in U.S. dollars.

It’s also important for us to control country exposure. For example, if we have a high concentration of our stocks in one country, and that country has some negative political development, it will have a negative impact on the Fund. In such a situation, the Fund will perform below the MSCI Index. For this reason, it’s important to diversify across a number of Asian markets.

Sector exposure or industry groups are also important for us to consider. If we have a very high percentage of our companies in one industry, and that industry has trouble, the Fund will underperform based on a broad index.

We’re now in the midst of thinking through some of these issues. The Hong Kong unrest poses a problem as well as the disputes between China on the one hand and Vietnam, Japan and Philippines on the other. There is also the issue of China’s slowing growth.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

We don’t yet have answers to these questions, but we’ll be going to Asia in November for conferences in Singapore and Hong Kong, as well as for a visit to some new companies and some existing portfolio companies. We’ll tell you what we learned in Asia in the annual report due at the beginning of February.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: PRFIX

As of September 30, 2014, the NAV of the Parnassus Fixed Income Fund was $16.72, producing a loss for the quarter of 0.11% (including dividends). This compares to a gain of 0.17% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 0.03% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”). Through the first three quarters of 2014, the Fund posted a gain of 3.31%, as compared to gains of 4.10% for the Barclays Aggregate Index and 5.52% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 1.53%, and the unsubsidized SEC yield was 1.43%.

Third Quarter Review

During the third quarter, positive economic data was balanced against a challenging geopolitical environment. These opposing forces offset each other, leaving interest rates generally unchanged from three months ago. On the positive side, the

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended September 30, 2014

Parnassus Fixed Income Fund	2.53	1.19	3.29	4.37	0.78	0.68

Barclays U.S. Aggregate Bond Index	3.96	2.43	4.12	4.62	NA	NA

Lipper A-Rated Bond Fund Average	6.12	3.93	5.41	4.67	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

economy continued to show good signs of growth. Perhaps most importantly, the economy continued to add jobs, and the unemployment rate fell below 6% in September. This is the lowest reading since 2008, and it’s much closer to what many economists consider to be full employment.

Despite this positive news at home, much of the world is struggling to find growth and is fighting deflation. Extremely low rates on sovereign debt in Europe, especially in safe-haven countries like Germany and Switzerland, kept demand for Treasuries healthy in the quarter, as investors opted to purchase higher-yielding U.S. debt. Ordinarily, Treasury yields increase on positive economic data, but this increased demand from investors switching from overseas bonds to Treasuries kept prices higher and yields lower.

Corporate bonds overall moved slightly lower in the quarter, returning -0.08%. Despite good economic data that should bode well for corporations, geopolitical risk caused investors to be wary. This caution translated to slightly wider credit spreads, which is the extra income demanded above Treasuries for taking corporate credit risk.

Corporate bonds are the Fund’s largest asset class at 43% of assets versus 23% for the Index. Winners included FedEx (+1.13%), whose bonds benefitted from improved package flow and promises from management to improve efficiency and margins. Agilent (+1.53%) was another top performer. The company is planning to spin off its highly cyclical electronic measurement company in November, leaving a more stable company dedicated to life sciences and diagnostics. Finally, JW Nordstrom (+1.34%) enjoyed strong outperformance in the quarter. The company is

PARNASSUS FUNDS	Quarterly Report • Q3 2014

well-diversified in the retail market, earning substantial revenues from both its full-priced stores and its discount retailer, Nordstrom Rack.

The Fund’s holding in United Rentals resulted in a meaningful loss in the quarter, as it was down 2.31%. The bond’s performance was not company-specific, as the business performed relatively well in the quarter. The reason it was down was that investors sold positions in high-yield companies across the board, and United Rentals happens to be in that asset class. The Fund has one convertible bond investment, a holding in Exelixis, which removed 1.5¢ from the NAV. Exelixis is a biotechnology company with two drugs in phase 3 trials for multiple types of cancer. One of these drugs, Cabozantinib, proved unsuccessful in testing for prostate cancer, so the bonds substantially underperformed in the quarter. While I am disappointed by these results and the decline in value, I am comfortable holding this small position.

The Fund holds 21% of its assets in mortgage-backed securities. These securities are mostly pools of residential mortgages and are paid back over time, as homeowners make monthly principal and interest payments. The Fund’s mortgage pools were up slightly in the quarter. Mortgages provide valuable diversification for the Fund, because they behave differently than Treasuries and corporate bonds, which is a benefit in times of market volatility.

Parnassus Fixed Income Fund as of September 30, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Fund has underperformed over the last nine months as a result of our relatively short duration. As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates. The duration of the Fund is 4.1 years versus the Index at 5.6 years. Despite this setback, I have not increased the Fund’s duration during the year, and I think it’s important to highlight my rationale for keeping the duration relatively short.

A longer duration makes the Fund more sensitive to interest rate movements. This is great during times when interest rates are, on average, declining or remaining stable. However, when interest rates rise, longer duration portfolios usually experience higher losses. This was the case last summer, when the bond market experienced the “taper tantrum” after Chairman Bernanke announced the Federal Reserve’s intention to curtail its quantitative easing (QE) program.

With 4.6% growth in the second quarter, an unemployment rate below 6%, consumer expectations improving and good manufacturing data, there is a strong bias for higher interest rates. Further, the Federal Reserve is set to end QE in October, which could also add volatility to the markets. As a result, chasing yield by increasing duration would add risk at a time when the data says to exercise caution. There are other ways to take advantage of the current interest rate environment, including being overweighted in asset classes that do best in a growing economy, like corporate bonds. Industrial corporate bonds are the largest sub-segment held in the portfolio, which will benefit the Fund if there is continued growth in manufacturing.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

IBM, short for International Business Machines, is a leader in the technology sector – and it has maintained that leadership for more than 100 years. Since it no longer sells products directly to consumers, people tend to forget that it is still around. That it is – and that it continues to be a model for social responsibility – is clear from the just released Working Mother magazine list of the 100 Best Companies for Working Mothers. This is a list that I had a hand in creating, and I remember IBM being there at the start in 1985. Also, it did more than just make the list, it became a crusader for work/life programs, going into cities across the country to urge other companies to follow its lead. This was in keeping with a long tradition at IBM. It hired its first professional women, 25 of them, in 1935. And today of course it has a female CEO: Ginni Rometty. Thirty percent of IBM’s global workforce of 430,000 are female.

Parnassus portfolio companies are prominent in this latest Working Mother list. They captured 14 of the 100 positions, to wit: Abbott Laboratories, Accenture, Capital One, Cardinal Health, Cisco, Discovery Communications, First Horizon, Genentech (Roche Holdings), IBM, Intel, MasterCard, Novartis, Procter & Gamble and Roche Diagnostics.

Companies on the 100 Best list shine when compared to other employers: 92% of them offer paid adoption leave (against 6% in the entire business community), all of them provide fully paid maternity leave (against 5%), 84% have on-site fitness centers (against 14%) and 18% offer on-site haircuts (against 2%).

Lenovo, a Chinese company and one of the holdings in the Parnassus Asia Fund, has been having spectacular success in the worldwide technology sector. Lenovo acquired IBM’s personal computer business in 2005 and last year it soared into first place in global standings, with a market share of 19%, ahead of Hewlett-Packard’s 17% share. It seems that Lenovo not only acquired the IBM brand name, ThinkPad, but some of the humanistic qualities of the American company as well. In 2012, CEO Yang Yuanqing was awarded a $3 million bonus, and he turned around and distributed the money to 10,000 employees. He repeated that give-away in 2013, distributing $3.5 million to staff and production people. Lenovo frowns on formal titles and Yang once required managers to stand outside their offices with signs bearing their names to greet employees coming to work. In 2013, Lenovo opened a PC plant in the North Carolina town of Whitsett, near Greensboro, creating 115 jobs. The irony wasn’t lost on observers: here was a Chinese company bringing back PC manufacturing jobs to the United States!

Another Chinese company you may have heard of is Alibaba, which recently pulled off the largest initial public offering in Wall Street’s history, raising $25 billion. The Parnassus Asia Fund managed to secure 1,000 shares of Alibaba in the IPO offering. Like Lenovo, Alibaba has a well-developed philosophy. In addition to selling more merchandise than any other company in the world, it has ethical motivations. When its founder, Jack Ma, was interviewed on the floor of the New York Stock Exchange, he said Alibaba considers customers first, then employees and then shareholders. “If you don’t like that, sell your stock,” he said.

Procter & Gamble, the consumer goods behemoth, announced a major strategic switch in its annual report. The company said it would get rid of 90 to 100 brands whose sales and profits have been slipping. This will leave it with 70 to 80 brands which are category leaders (think Tide, Head & Shoulders, Pampers and Gillette). Transparency is a hallmark of a P&G report, witness these tidbits: Of the 11 board members, four are women; North America accounts for only 39% of sales; advertising expenses last year: $9.2 billion; dividend payout has been increased for 58 consecutive years…Drug store chain CVS Caremark followed up on its recent move to discontinue the sale of tobacco products by changing its corporate name to CVS Health. At the same time it began to expand its MinuteClinics offering “affordable” urgent care. More than 500 CVS stores now have these clinics, and the company says that “in time, half of all Americans will have one within 10 miles of home”….First Horizon, the Tennessee bank and long-term holding of Parnassus, celebrated its 150th birthday this year by giving away $5,000 to a different nonprofit every day for 150 days…Green America, partnering with China Labor Watch, succeeded in getting Apple to remove toxins such as benzene and hexane from its supplier factories in China…Discovery Communications, a media powerhouse supplying programs and networks like Discovery, Animal Planet, History Channel, TLC and the Oprah Winfrey Network to television systems in 223 countries, celebrates an annual Impact Day for volunteer work in local communities. This year’s celebration saw 4,000 employees in nearly 35 countries volunteer for projects to revitalize community gardens, homeless shelters, schools and hospitals.

PARNASSUS FUNDS	Quarterly Report • Q3 2014

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,400,000	Applied Materials Inc.	30,254,000	21.61	4.8%
150,000	International Business Machines Corp.	28,474,500	189.83	4.6%
700,000	Whole Foods Market Inc.	26,677,000	38.11	4.3%
400,000	C.H. Robinson Worldwide Inc.	26,528,000	66.32	4.2%
290,000	QUALCOMM Inc.	21,683,300	74.77	3.5%
100,000	Equinix Inc.	21,248,000	212.48	3.4%
1,240,000	Ciena Corp.	20,732,800	16.72	3.3%
1,150,000	PulteGroup Inc.	20,309,000	17.66	3.3%
450,000	Expeditors International of Washington Inc.	18,261,000	40.58	2.9%
500,000	Thomson Reuters Corp.	18,205,000	36.41	2.9%
500,000	Altera Corp.	17,890,000	35.78	2.9%
850,000	D.R. Horton Inc.	17,442,000	20.52	2.8%
155,000	Gilead Sciences Inc.	16,499,750	106.45	2.6%
200,000	Capital One Financial Corp.	16,324,000	81.62	2.6%
500,000	Air Lease Corp.	16,250,000	32.50	2.6%
650,000	EZchip Semiconductor Ltd.	15,678,000	24.12	2.5%
300,000	Wells Fargo & Co.	15,561,000	51.87	2.5%
900,000	Finisar Corp.	14,967,000	16.63	2.4%
200,000	Lam Research Corp.	14,940,000	74.70	2.4%
97,400	Perrigo Co. PLC	14,628,506	150.19	2.3%
250,000	eBay Inc.	14,157,500	56.63	2.3%
75,000	Allergan Inc.	13,364,250	178.19	2.1%
140,000	Novartis AG (ADR)	13,178,200	94.13	2.1%
200,000	Pentair PLC	13,098,000	65.49	2.1%
200,000	Motorola Solutions Inc.	12,656,000	63.28	2.0%
425,000	Charles Schwab Corp.	12,490,750	29.39	2.0%
350,000	Potash Corporation of Saskatchewan Inc.	12,096,000	34.56	1.9%
350,000	Mondelez International Inc.	11,992,750	34.27	1.9%
550,000	Essent Group Ltd.	11,775,500	21.41	1.9%
100,000	PepsiCo Inc.	9,309,000	93.09	1.5%
250,000	Intel Corp.	8,705,000	34.82	1.4%
40,000	LinkedIn Corp.	8,311,600	207.79	1.3%
245,000	Toll Brothers Inc.	7,634,200	31.16	1.2%
75,000	Compass Minerals International Inc.	6,321,000	84.28	1.0%
500,000	First Horizon National Corp.	6,140,000	12.28	1.0%
375,000	TCF Financial Corp.	5,823,750	15.53	0.9%
460,000	Belmond Ltd.	5,363,600	11.66	0.9%
75,000	Target Corp.	4,701,000	62.68	0.8%
35,000	Express Scripts Holding Co.	2,472,050	70.63	0.4%
100,000	Thermon Group Holdings Inc.	2,442,000	24.42	0.4%
60,000	Roche Holdings Ltd. (ADR)	2,219,400	36.99	0.4%
122,648	Dominion Diamond Corp.	1,746,508	14.24	0.3%

	Total investment in equities	578,550,914		92.6%
	Total short-term securities	47,346,084		7.6%

	Other assets and liabilities	(1,115,377)		(0.2%)

	Total net assets	624,781,621		100.0%

	Net asset value as of September 30, 2014	$48.71

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

2,695,000	Allergan Inc.	480,222,050	178.19	4.8%
6,400,000	Motorola Solutions Inc.	404,992,000	63.28	4.0%
4,012,500	Apple Inc.	404,259,375	100.75	4.0%
18,000,000	Applied Materials Inc.	388,980,000	21.61	3.9%
4,200,000	Procter & Gamble Co.	351,708,000	83.74	3.5%
5,292,500	Pentair PLC	346,605,825	65.49	3.4%
4,615,000	QUALCOMM Inc.	345,063,550	74.77	3.4%
3,000,000	Gilead Sciences Inc.	319,350,000	106.45	3.2%
5,070,855	eBay Inc.	287,162,519	56.63	3.0%
8,375,000	Mondelez International Inc.	286,969,375	34.27	2.8%
3,529,000	CVS Health Corp.	280,873,110	79.59	2.8%
8,601,815	Iron Mountain Inc.	280,849,260	32.65	2.8%
6,500,000	Patterson Companies Inc.	269,295,000	41.43	2.7%
7,500,000	Xylem Inc.	266,175,000	35.49	2.6%
2,750,000	PepsiCo Inc.	255,997,500	93.09	2.5%
3,350,100	National Oilwell Varco Inc.	254,942,610	76.10	2.5%
6,716,604	Sysco Corp.	254,895,122	37.95	2.5%
1,962,500	Praxair Inc.	253,162,500	129.00	2.5%
6,609,618	Thomson Reuters Corp.	240,656,191	36.41	2.4%
2,382,500	United Parcel Service Inc.	234,175,925	98.29	2.3%
2,450,000	Novartis AG (ADR)	230,618,500	94.13	2.3%
8,908,684	Shaw Communications Inc.	217,995,497	24.47	2.2%
7,660,700	MDU Resources Group Inc.	213,044,067	27.81	2.1%
4,400,000	Waste Management Inc.	209,132,000	47.53	2.1%
7,024,500	Charles Schwab Corp.	206,450,055	29.39	2.0%
2,750,000	MasterCard Inc.	203,280,000	73.92	2.0%
4,866,000	Expeditors International of Washington Inc.	197,462,280	40.58	2.0%
3,166,000	Verisk Analytics Inc.	192,777,740	60.89	1.9%
8,617,500	Questar Corp.	192,084,075	22.29	1.9%
4,535,000	Spectra Energy Corp.	178,044,100	39.26	1.8%
2,152,967	Accenture PLC	175,079,276	81.32	1.7%
1,601,900	Teleflex Inc.	168,263,576	105.04	1.7%
2,500,000	McCormick & Co.	167,250,000	66.90	1.7%
1,941,000	Compass Minerals International Inc.	163,587,480	84.28	1.6%
2,255,000	Energen Corp.	162,901,200	72.24	1.6%
1,009,963	Perrigo Co. PLC	151,686,343	150.19	1.5%
2,195,663	Northwest Natural Gas Co.	92,766,762	42.25	0.9%
1,800,000	AGL Resources Inc.	92,412,000	51.34	0.9%
150,000	Google Inc., Class A	88,261,500	588.41	0.9%
150,000	Google Inc., Class C	86,604,000	577.36	0.9%

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,220,000	WD-40 Co.	82,911,200	67.96	0.8%

	Total investment in equities	9,678,946,563		96.1%
	Total short-term securities	500,759,701		5.0%

	Other assets and liabilities	(106,357,328)		(1.1%)

	Total net assets	10,073,348,936		100.0%

	Net asset value as of September 30, 2014
	Investor shares	$39.10
	Institutional shares	$39.16

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

180,000	Allergan Inc.	32,074,200	178.19	5.3%
735,000	Whole Foods Market Inc.	28,010,850	38.11	4.7%
400,000	C.H. Robinson Worldwide Inc.	26,528,000	66.32	4.4%
1,200,000	Applied Materials Inc.	25,932,000	21.61	4.4%
135,000	International Business Machines Corp.	25,627,050	189.83	4.3%
700,000	Altera Corp.	25,046,000	35.78	4.2%
375,000	Target Corp.	23,505,000	62.68	3.9%
300,000	QUALCOMM Inc.	22,431,000	74.77	3.7%
200,000	Gilead Sciences Inc.	21,290,000	106.45	3.5%
490,000	Expeditors International of Washington Inc.	19,884,200	40.58	3.3%
250,000	Lam Research Corp.	18,675,000	74.70	3.1%
1,100,000	Ciena Corp.	18,392,000	16.72	3.1%
325,000	Wells Fargo & Co.	16,857,750	51.87	2.8%
200,000	Capital One Financial Corp.	16,324,000	81.62	2.7%
550,000	Charles Schwab Corp.	16,164,500	29.39	2.7%
625,000	Shaw Communications Inc.	15,293,750	24.47	2.5%
415,000	Mondelez International Inc.	14,219,975	34.27	2.4%
400,000	Intel Corp.	13,928,000	34.82	2.3%
960,000	Dominion Diamond Corp.	13,670,400	14.24	2.3%
140,000	Novartis AG (ADR)	13,178,200	94.13	2.2%
150,000	Intuit Inc.	13,147,500	87.65	2.2%
675,000	Corning Inc.	13,054,500	19.34	2.2%
200,000	Agilent Technologies Inc.	11,396,000	56.98	1.9%
130,000	Procter & Gamble Co.	10,886,200	83.74	1.8%
150,000	Citrix Systems Inc.	10,701,000	71.34	1.8%
100,000	PepsiCo Inc.	9,309,000	93.09	1.6%
150,000	eBay Inc.	8,494,500	56.63	1.4%
220,000	Roche Holdings Ltd. (ADR)	8,137,800	36.99	1.4%
500,000	First Horizon National Corp.	6,140,000	12.28	1.0%
220,000	Insperity Inc.	6,014,800	27.34	1.0%
10,000	Deere & Co.	819,900	81.99	0.1%
1,000	W.W. Grainger Inc.	251,650	251.65	0.0%

	Total investment in equities	505,384,725		84.2%
	Total short-term securities	102,093,589		17.0%

	Other assets and liabilities	(7,378,879)		(1.2%)

	Total net assets	600,099,435		100.0%

	Net asset value as of September 30, 2014	$29.79

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

164,000	Motorola Solutions Inc.	10,377,920	63.28	4.0%
450,000	Applied Materials Inc.	9,724,500	21.61	3.7%
250,000	SEI Investments Co.	9,040,000	36.16	3.5%
212,500	Patterson Companies Inc.	8,803,875	41.43	3.4%
257,500	Iron Mountain Inc.	8,407,375	32.65	3.2%
46,500	Allergan Inc.	8,285,835	178.19	3.2%
227,500	Xylem Inc.	8,073,975	35.49	3.1%
359,000	Questar Corp.	8,002,110	22.29	3.1%
280,000	MDU Resources Group Inc.	7,786,800	27.81	3.0%
118,000	Pentair PLC	7,727,820	65.49	3.0%
315,000	Shaw Communications Inc.	7,708,050	24.47	3.0%
613,000	First Horizon National Corp.	7,527,640	12.28	2.9%
155,000	Waste Management Inc.	7,367,150	47.53	2.8%
120,000	Verisk Analytics Inc.	7,306,800	60.89	2.8%
180,000	Expeditors International of Washington Inc.	7,304,400	40.58	2.8%
160,000	DENTSPLY International Inc.	7,296,000	45.60	2.8%
95,000	Cardinal Health Inc.	7,117,400	74.92	2.7%
100,000	C.H. Robinson Worldwide Inc.	6,632,000	66.32	2.5%
237,773	Insperity Inc.	6,500,714	27.34	2.5%
100,000	Fiserv Inc.	6,463,500	64.64	2.5%
170,000	Sysco Corp.	6,451,500	37.95	2.5%
125,000	AGL Resources Inc.	6,417,500	51.34	2.5%
156,800	Synopsys Inc.	6,224,176	39.70	2.4%
57,500	Teleflex Inc.	6,039,800	105.04	2.3%
71,000	Compass Minerals International Inc.	5,983,880	84.28	2.3%
255,000	MRC Global Inc.	5,946,600	23.32	2.3%
200,000	Charles Schwab Corp.	5,878,000	29.39	2.3%
88,300	Cameron International Corp.	5,861,354	66.38	2.2%
85,500	Nordstrom Inc.	5,845,635	68.37	2.2%
105,500	Autodesk Inc.	5,813,050	55.10	2.2%
145,000	Spectra Energy Corp.	5,692,700	39.26	2.2%
75,000	Equifax Inc.	5,605,500	74.74	2.1%
74,800	Energen Corp.	5,403,552	72.24	2.1%
80,000	McCormick & Co.	5,352,000	66.90	2.0%
33,700	Perrigo Co. PLC	5,061,403	150.19	1.9%
51,400	Intuit Inc.	4,505,210	87.65	1.7%
21,000	Ecolab Inc.	2,411,430	114.83	0.9%
66,000	Noble Corp. PLC	1,466,520	22.22	0.6%

	Total investment in equities	253,413,674		97.2%
	Total short-term securities	6,076,648		2.3%

	Other assets and liabilities	1,312,138		0.5%

	Total net assets	260,802,460		100.0%

	Net asset value as of September 30, 2014	$26.12

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

2,730,800	Dominion Diamond Corp.	38,886,592	14.24	6.7%
3,275,000	UTi Worldwide Inc.	34,813,250	10.63	6.0%
2,710,614	Checkpoint Systems Inc.	33,150,809	12.23	5.7%
1,300,000	MRC Global Inc.	30,316,000	23.32	5.2%
2,500,000	Energy XXI (Bermuda) Ltd.	28,375,000	11.35	4.9%
975,000	First American Financial Corp.	26,442,000	27.12	4.5%
1,675,000	Blount International Inc.	25,342,750	15.13	4.3%
1,137,100	Essent Group Ltd.	24,345,311	21.41	4.2%
900,000	Gentex Corp.	24,093,000	26.77	4.1%
740,000	Air Lease Corp.	24,050,000	32.50	4.1%
330,000	Group 1 Automotive Inc.	23,994,300	72.71	4.1%
1,900,000	First Horizon National Corp.	23,332,000	12.28	4.0%
340,000	Regal-Beloit Corp.	21,845,000	64.25	3.7%
515,000	Sotheby’s	18,395,800	35.72	3.1%
195,132	Compass Minerals International Inc.	16,445,725	84.28	2.8%
650,000	Thermon Group Holdings Inc.	15,873,000	24.42	2.7%
1,340,000	Belmond Ltd.	15,624,400	11.66	2.7%
350,000	Patterson Companies Inc.	14,500,500	41.43	2.5%
509,516	Insperity Inc.	13,930,167	27.34	2.4%
1,296,280	GenMark Diagnostics Inc.	11,627,632	8.97	2.0%
350,000	Iron Mountain Inc.	11,427,500	32.65	2.0%
200,000	VeriSign Inc.	11,024,000	55.12	1.9%
300,000	SEI Investments Co.	10,848,000	36.16	1.9%
140,000	Sirona Dental Systems Inc.	10,735,200	76.68	1.8%
270,544	VCA Inc.	10,640,496	39.33	1.8%
136,139	Graco Inc.	9,935,424	72.98	1.7%
100,000	Harman International Industries Inc.	9,804,000	98.04	1.7%
230,000	Northwest Natural Gas Co.	9,717,500	42.25	1.7%
1,287,900	PMC-Sierra Inc.	9,607,734	7.46	1.6%
430,000	Questar Corp.	9,584,700	22.29	1.6%
575,000	TCF Financial Corp.	8,929,750	15.53	1.5%
150,000	Calgon Carbon Corp.	2,907,000	19.38	0.5%
66,500	MDU Resources Group Inc.	1,849,365	27.81	0.3%
15,000	WD-40 Co.	1,019,400	67.96	0.2%

	Total investment in equities	583,413,305		99.9%

	Other assets and liabilities	628,881		0.1%

	Total net assets	584,042,186		100.0%

	Net asset value as of September 30, 2014	$26.76

Quarterly Report • Q3 2014	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Shares	China Equities	Market Value ($)	Per Share	Percent of Net Assets

3,000	QUALCOMM Inc.	224,310	74.77	3.4%
3,500	Expeditors International of Washington Inc.	142,030	40.58	2.2%
7,000	21Vianet Group Inc. (ADR)	126,000	18.00	1.9%
3,000	Mindray Medical International Ltd. (ADR)	90,480	30.16	1.4%
1,000	Alibaba Group Holding Ltd. (ADR)	88,850	88.85	1.4%

	Total investment in China equities	671,670		10.3%

Shares	Hong Kong Equities	Market Value ($)	Per Share	Percent of Net Assets

160,000	Lenovo Group Ltd.	238,315	1.49	3.6%
153,000	Li & Fung Ltd.	173,790	1.14	2.7%
350,000	SITC International Holdings Co., Ltd.	171,000	0.49	2.6%
25,800	Television Broadcasts Ltd.	154,005	5.97	2.4%
85,000	Sun Art Retail Group Ltd.	96,112	1.13	1.4%

	Total investment in Hong Kong equities	833,222		12.7%

Shares	Indonesia Equities	Market Value ($)	Per Share	Percent of Net Assets

200,000	PT Bank Rakyat Indonesia (Persero)	170,973	0.85	2.6%
400,000	PT Bank Danamon Indonesia	128,071	0.32	2.0%
100,000	PT Siloam International Hospitals	123,307	1.23	1.9%
5,039,100	PT Asuransi Multi Artha Guna	94,289	0.02	1.4%
500,000	PT Global Mediacom	79,747	0.16	1.2%

	Total investment in Indonesia equities	596,387		9.1%

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

3,700	KDDI Corp.	222,588	60.16	3.4%
12,000	USS Co., Ltd.	183,583	15.30	2.8%
500	Fast Retailing Co., Ltd.	167,554	335.11	2.6%
13,000	Rakuten Inc.	149,656	11.51	2.3%
2,700	Kyocera Corp.	126,115	46.71	1.9%
2,700	Linear Technology Corp.	119,853	44.39	1.8%
10,000	TOTO Ltd.	110,021	11.00	1.7%

	Total investment in Japan equities	1,079,370		16.5%

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2014 (unaudited) (continued)

Shares	Philippines Equities	Market Value ($)	Per Share	Percent of Net Assets

210,000	Manila Water Co.	137,820	0.66	2.1%

	Total investment in Philippines equities	137,820		2.1%

Shares	Singapore Equities	Market Value ($)	Per Share	Percent of Net Assets

27,000	Keppel Corp., Ltd.	222,083	8.23	3.4%
75,000	OSIM International Ltd.	154,556	2.06	2.4%
29,000	Petra Foods Ltd.	91,840	3.17	1.4%

	Total investment in Singapore equities	468,479		7.2%

Shares	South Korea Equities	Market Value ($)	Per Share	Percent of Net Assets

190	Samsung Electronics Co., Ltd.	212,381	1,117.79	3.2%

	Total investment in South Korea equities	212,381		3.2%

Shares	Taiwan Equities	Market Value ($)	Per Share	Percent of Net Assets

11,000	Applied Materials Inc.	237,709	21.61	3.6%
10,500	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	211,890	20.18	3.2%
12,000	MediaTek Inc.	177,469	14.79	2.7%
4,000	Hermes Microvision Inc.	166,158	41.54	2.5%
7,500	St. Shine Optical Co., Ltd.	159,785	21.30	2.4%
30,000	Novatek Microelectronics Corp.	147,849	4.93	2.3%
72,000	Far EasTone Telecommunications Co., Ltd.	137,846	1.91	2.2%

	Total investment in Taiwan equities	1,238,706		18.9%

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Shares	Thailand Equities	Market Value ($)	Per Share	Percent of Net Assets

180,000	Thanachart Capital Public Co., Ltd.	206,190	1.15	3.1%
24,000	Advanced Info Service Public Co., Ltd.	166,360	6.93	2.5%
60,000	Thai Union Frozen Products Public Co., Ltd.	136,552	2.28	2.1%
103,000	Amata Corp. Public Co., Ltd.	51,353	0.50	0.9%

	Total investment in Thailand equities	560,455		8.6%

	Total investment in equities	5,798,490		88.6%

	Total short-term securities	722,338		11.0%

	Other assets and liabilities	28,973		0.4%

	Total net assets	6,549,801		100.0%

	Net asset value as of September 30, 2014	$16.75

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2014 (unaudited)

Principal Amount ($)	Commercial Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,220,000	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044	1,262,184	103.46	0.7%
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046	1,081,761	108.18	0.6%
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047	1,032,792	103.28	0.6%
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063	1,023,750	102.38	0.5%
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046	1,019,852	101.99	0.5%

	Total investment in commercial mortgage-backed securities	5,420,339		2.9%

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

550,000	Exelixis Inc. 4.25%, due 08/15/2019	314,875	57.25	0.2%

	Total investment in convertible bonds	314,875		0.2%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,050,000	Pentair Finance SA 3.15%, due 09/15/2022	3,944,684	97.40	2.1%
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	3,401,265	113.38	1.8%
2,870,000	Danaher Corp. 5.40%, due 03/01/2019	3,264,372	113.74	1.7%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,188,649	106.29	1.7%
3,200,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	3,110,070	97.19	1.6%
3,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023	3,098,796	103.29	1.6%
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024	3,091,326	103.04	1.6%
3,000,000	FedEx Corp. 2.70%, due 04/15/2023	2,870,778	95.69	1.5%
2,500,000	Discover Financial Services 5.20%, due 04/27/2022	2,737,208	109.49	1.4%

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,500,000	Ecolab Inc. 4.35%, due 12/08/2021	2,708,443	108.34	1.4%
2,500,000	Nordstrom Inc. 4.00%, due 10/15/2021	2,674,208	106.97	1.4%
2,500,000	Hanesbrands Inc. 6.38%, due 12/15/2020	2,630,000	105.20	1.4%
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023	2,610,973	104.44	1.4%
2,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022	2,479,025	99.16	1.3%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,206,744	110.34	1.2%
2,000,000	Waste Management Inc. 4.75%, due 06/30/2020	2,205,682	110.28	1.2%
2,000,000	Cardinal Health Inc. 5.80%, due 10/15/2016	2,187,270	109.36	1.2%
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,176,200	108.81	1.2%
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	2,167,062	108.35	1.1%
2,000,000	CVS Health Corp. 4.13%, due 05/15/2021	2,141,786	107.09	1.1%
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	2,129,794	106.49	1.1%
2,000,000	Cigna Corp. 2.75%, due 11/15/2016	2,067,234	103.36	1.1%
2,000,000	Applied Materials Inc. 2.65%, due 06/15/2016	2,055,404	102.77	1.1%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,044,636	102.23	1.1%
2,000,000	Corning Inc. 3.70%, due 11/15/2023	2,044,402	102.22	1.1%
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	2,042,878	102.14	1.1%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,017,974	100.90	1.1%
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	1,995,392	99.77	1.1%
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024	1,993,824	99.69	1.1%
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	1,957,766	97.89	1.0%
1,468,072	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,686,081	114.85	0.9%
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	1,541,250	102.75	0.9%
1,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	1,112,596	111.26	0.6%
1,000,000	Waste Management Inc. 6.38%, due 03/11/2015	1,025,136	102.51	0.5%
1,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	990,307	99.03	0.5%

	Total investment in corporate bonds	81,599,215		43.2%

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2014 (unaudited) (continued)

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,999,801	Freddie Mac Pool A93451 4.50%, due 08/01/2040	2,165,447	108.28	1.1%
1,867,855	Freddie Mac Pool C91754 4.50%, due 02/01/2034	2,031,903	108.78	1.1%
1,595,472	Fannie Mae Pool 926115 4.50%, due 04/01/2039	1,722,813	107.98	0.9%
1,493,413	Fannie Mae Pool AS1587 4.50%, due 01/01/2044	1,614,254	108.09	0.9%
1,410,580	Fannie Mae Pool AD4296 5.00%, due 04/01/2040	1,561,888	110.73	0.8%
1,361,573	Fannie Mae Pool AI8483 4.50%, due 07/01/2041	1,477,773	108.53	0.8%
1,442,358	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043	1,476,894	102.39	0.8%
1,246,118	Fannie Mae Pool AS1130 4.50%, due 11/01/2043	1,348,154	108.19	0.7%
1,132,160	Fannie Mae Pool AU6474 4.50%, due 02/01/2044	1,224,595	108.16	0.6%
1,041,893	Freddie Mac Pool G05514 5.00%, due 06/01/2039	1,157,797	111.12	0.6%
1,049,190	Freddie Mac Pool C91762 4.50%, due 04/01/2034	1,142,433	108.89	0.6%
1,052,661	Fannie Mae Pool AL0215 4.50%, due 04/01/2041	1,139,376	108.24	0.6%
1,035,006	Fannie Mae Pool MA0695 4.00%, due 04/01/2031	1,106,568	106.91	0.6%
1,018,471	Fannie Mae Pool 931065 4.50%, due 05/01/2039	1,106,423	108.64	0.6%
1,036,755	Fannie Mae Pool AK3103 4.00%, due 02/01/2042	1,095,297	105.65	0.6%
965,128	Fannie Mae Pool AV6392 4.50%, due 02/01/2044	1,041,880	107.95	0.6%
968,057	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022	996,680	102.96	0.5%
946,445	Freddie Mac Pool G30672 3.50%, due 07/01/2033	985,122	104.09	0.5%
946,463	Fannie Mae Pool MA1607 3.00%, due 10/01/2033	961,065	101.54	0.5%
896,480	Freddie Mac Pool E02746 3.50%, due 11/01/2025	943,440	105.24	0.5%
862,691	Fannie Mae Pool MA0844 4.50%, due 08/01/2031	939,537	108.91	0.5%
881,633	Fannie Mae Pool AD5108 3.50%, due 12/01/2025	928,773	105.35	0.5%
853,696	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041	922,660	108.08	0.5%
875,077	Freddie Mac Pool G07426 4.00%, due 06/01/2043	922,545	105.42	0.5%
880,857	Freddie Mac Pool G14809 3.00%, due 07/01/2028	907,946	103.08	0.5%

Quarterly Report • Q3 2014	PARNASSUS FUNDS

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

840,752	Fannie Mae Pool 931739 4.00%, due 08/01/2024	897,358	106.73	0.5%
813,230	Fannie Mae Pool AH0973 4.00%, due 12/01/2025	868,188	106.76	0.4%
783,072	Freddie Mac Pool G14820 3.50%, due 12/01/2026	822,405	105.02	0.4%

	Total investment in federal agency mortgage-backed securities	33,509,214		17.7%

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018	2,002,296	100.11	1.1%
5,000,000	International Finance Corp. 0.50%, due 05/16/2016	4,992,630	99.85	2.6%

	Total investment in supranational bonds	6,994,926		3.7%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,080,388	101.34	3.2%
6,000,000	U.S. Treasury 1.75%, due 05/15/2022	5,768,436	96.14	3.1%
4,000,000	U.S. Treasury 2.75%, due 11/15/2023	4,100,000	102.50	2.2%
4,000,000	U.S. Treasury 2.75%, due 02/15/2024	4,094,064	102.35	2.2%
4,000,000	U.S. Treasury 2.50%, due 08/15/2023	4,023,752	100.59	2.1%
4,000,000	U.S. Treasury 0.38%, due 11/15/2015	4,008,124	100.20	2.1%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,042,540	101.42	1.6%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,040,899	101.36	1.6%
3,000,000	U.S. Treasury 2.50%, due 05/15/2024	3,001,875	100.06	1.6%
2,500,000	U.S. Treasury 2.00%, due 02/15/2023	2,425,978	97.04	1.3%
2,000,000	U.S. Treasury 1.75%, due 05/31/2016	2,043,282	102.16	1.1%
2,000,000	U.S. Treasury 0.13%, due 12/31/2014	2,000,312	100.02	1.1%

PARNASSUS FUNDS	Quarterly Report • Q3 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2014 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	U.S. Treasury 1.75%, due 05/15/2023	1,895,624	94.78	1.0%
1,137,270	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	1,265,835	111.30	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,017,772	101.78	0.5%

	Total investment in U.S. government treasury bonds	47,808,881		25.3%

	Total long-term investments	175,647,450		93.0%

	Total short-term securities	12,220,702		6.5%

	Other assets and liabilities	954,380		0.5%

	Total net assets	188,822,532		100.0%

	Net asset value as of September 30, 2014	$16.72

Quarterly Report • Q3 2014	PARNASSUS FUNDS

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PARNASSUS FUNDS	Quarterly Report • Q3 2014

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